Exhibit 99.1

PAPA JOHNS ANNOUNCES PRELIMINARY 2024 SALES AND UNIT DEVELOPMENT AHEAD OF 27th ANNUAL ICR CONFERENCE

Louisville, Kentucky (January 13, 2025) – Papa John’s International, Inc. (Nasdaq: PZZA) (“Papa Johns®”) (the “Company”) today reported preliminary sales and unit development information for the fourth quarter and full year ended December 29, 2024.

“We are pleased with the progression of our transaction trends and new restaurant openings in the fourth quarter,” said Todd Penegor, Papa Johns President and Chief Executive Officer. “Our focus on traffic-driving investments with an emphasis on crafting high-quality, traditional pizza – while amplifying our brand promise and more effectively engaging our customers across all channels – has contributed to these improving trends. Additionally, the growth in new restaurants across the globe highlights our franchisees’ confidence in the strength of the Papa Johns brand and our growth opportunities going forward.”

The Company also announced the opening of its 6,000th restaurant in fiscal year 2024, marking a growth milestone. “I’m grateful for our franchise partners who share our excitement for Papa Johns growth potential, and we will continue to work with existing franchisees, while welcoming new ones, to deliver on our strategy to build and win in our strongest and most high-potential markets globally,” Penegor said.

The Company expects the following preliminary and unaudited financial results for the fourth quarter and full year, as compared with the prior year periods:

Fourth Quarter Preliminary Results
–Global system-wide sales were approximately $1.2 billion, an approximately 8%(a) decrease from the prior year fourth quarter due to the additional week of operations in fiscal 2023. Excluding the 53rd week in 2023, global system-wide sales were roughly flat(a) from the prior year period.
–North America comparable sales(b) were down 4% compared with the prior year period as transaction and ticket were each down 2%. North America franchised restaurants comparable sales were down 4% while Domestic Company-owned restaurants were down 6% from a year ago.
–International comparable sales(b) were up 2% from the prior year period.
–Total net new restaurants of 122 in the fourth quarter 2024.
•North America net new restaurants of 60 driven by 63 new restaurant openings.
•International net new restaurants of 62 driven by 83 new restaurant openings.
(a) Excludes the impact of foreign currency.
(b) North America and International comparable sales for the fourth quarter are reported on a 13-week basis comparing September 30, 2024 through December 29, 2024 with October 2, 2023 through December 31, 2023.

Exhibit 99.1
Full Year Preliminary Results
–Global system-wide sales were approximately $4.9 billion, an approximately 3%(a) decrease from fiscal year 2023. Excluding the 53rd week, global system-wide sales were down approximately 1%(a).
–North America comparable sales(c) were down 4% from a year ago as transactions were down 3% and ticket was down 1%. North America franchised restaurants comparable sales were down 4% while Domestic Company-owned restaurants were down 5% from last year.
–International comparable sales(c) were down less than 1% from the prior year.
–Total net new restaurants of 124 for fiscal year 2024.
•North America net new restaurants of 81 driven by 112 new restaurant openings.
•International net new restaurants of 43 driven by 198 new restaurant openings.

The above results are preliminary and remain subject to the completion of normal year-end accounting procedures and adjustments. The Company expects to release final financial and operating results for its fiscal fourth quarter and fiscal year ended December 29, 2024, before the market opens on Thursday, February 27, 2025.

2025 ICR Conference
The Company will participate in the 2025 ICR Conference on January 13 and 14, 2025. Todd Penegor, President and Chief Executive Officer, Ravi Thanawala, Chief Financial Officer and EVP, International, and Stacy Frole, Vice President of Investor Relations will be meeting with investors and hosting a fireside chat at 8:00 a.m. ET on Tuesday, January 14, 2025. A live audio webcast of the fireside chat will be available on the Investor Relations section of the Company’s website at ir.papajohns.com, with a replay of the webcast also available following the live event.

About Papa Johns
Papa John’s International, Inc. (Nasdaq: PZZA) opened its doors in 1984 with one goal in mind: BETTER INGREDIENTS. BETTER PIZZA.® Papa Johns believes that using high-quality ingredients leads to superior quality pizzas. Its original dough is made of only six ingredients and is fresh, never frozen. Papa Johns tops its pizzas with real cheese made from mozzarella, pizza sauce made with vine-ripened tomatoes that go from vine to can in the same day and meat free of fillers. It was the first national pizza delivery chain to announce the removal of artificial flavors and synthetic colors from its entire food menu. Papa Johns is co-headquartered in Atlanta, Ga. and Louisville, Ky. and is the world’s third-largest pizza delivery company with more than 6,000 restaurants in approximately 50 countries and territories. For more information about the company or to order pizza online, visit www.PapaJohns.com or download the Papa Johns mobile app for iOS or Android.
(a) Excludes the impact of foreign currency.
(c) North America and International comparable sales for the fiscal year 2024 are reported on a 52-week basis comparing January 1, 2024 through December 29, 2024 with January 2, 2023 through December 31, 2023.

Exhibit 99.1

Forward-Looking Statements
Certain matters discussed in this press release and other Company communications that are not statements of historical fact constitute forward-looking statements within the meaning of the federal securities laws. Generally, the use of words such as “expect,” “intend,” “estimate,” “believe,” “anticipate,” “will,” “forecast,” “outlook”, “plan,” “project,” or similar words identify forward-looking statements that we intend to be included within the safe harbor protections provided by the federal securities laws. Such forward-looking statements include or may relate to projections or guidance concerning preliminary and unaudited financial results, business performance, revenue, earnings, cash flow, earnings per share, share repurchases, the current economic environment, commodity and labor costs, currency fluctuations, profit margins, supply chain operating margin, net unit growth, unit level performance, capital expenditures, restaurant and franchise development, restaurant acquisitions, restaurant closures, labor shortages, labor cost increases, changes in management, inflation, royalty relief, franchisee support and incentives, the effectiveness of our menu innovations and other business initiatives, investments in product and digital innovation, marketing efforts and investments, liquidity, compliance with debt covenants, impairments, strategic decisions and actions, changes to our national marketing fund, changes to our commissary model, dividends, effective tax rates, regulatory changes and impacts, investments in and repositioning of the UK market, International restructuring plans, timing and costs, International consumer demand, adoption of new accounting standards, and other financial and operational measures. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.

Our forward-looking statements are based on our assumptions which are based on currently available information. Actual outcomes and results may differ materially from those matters expressed or implied to: deteriorating economic conditions in the U.S. and international markets, including the United Kingdom; labor shortages at Company and/or franchised restaurants and our quality control centers; increases in labor costs, changes in commodity costs, supply chain incentive-based rebates, or sustained higher other operating costs, including as a result of supply chain disruption, inflation or climate change; aggressive changes in pricing or other marketing or promotional strategies by competitors, and new product and concept developments by food industry competitors; the potential for delayed new restaurant openings, both domestically and internationally, or lower net unit development due to changing circumstances outside of our control; the increased risk of phishing, ransomware and other cyber-attacks; risks and disruptions to the global economy and our business related to the conflicts in Ukraine and the Middle East and other international conflicts and risks related to a possible economic recession or downturn that could reduce consumer spending or demand. These and other risks, uncertainties and assumptions that are involved in our forward-looking statements are discussed in detail in “Part I. Item 1A. – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

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Exhibit 99.1
Contact
Investor Relations
Papa John’s International
investor_relations@papajohns.com

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